SECOND AMENDMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

This Second Amendment (this “Amendment”) to the Amended and Restated Registration Rights Agreement, dated May 20, 2019, is entered into by and among Infrastructure and Energy Alternatives, Inc. (f/k/a M III Acquisition Corp.), a Delaware corporation (the “Company”), Infrastructure and Energy Alternatives, LLC (the “Seller”), in its capacity as holder of a majority of the Registrable Securities (as defined in the Registration Rights Agreement), Ares Special Situations Fund IV, L.P. (“Ares”), as an additional Holder, and OT POF IEA Preferred B Aggregator, L.P. (“OT Aggregator”), as an additional Holder, and amends, in accordance with Section 3.2 thereof, the Amended and Restated Registration Rights Agreement, dated March 26, 2018, as amended by the First Amendment thereto, dated June 6, 2018 (the “Registration Rights Agreement”), by and among the Company, M III Sponsor I, LLC., a Delaware limited liability company, M III Sponsor I LP, a Delaware limited partnership, Seller, Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, in its capacity as the representative of the Seller, Cantor Fitzgerald & Co., and the other persons from time to time party thereto. Terms used herein and not defined herein have the meanings set forth in the Registration Rights Agreement.
WHEREAS, the Company and the Holders of a majority of the Registrable Securities as of the date hereof wish to make certain modifications and amendments to the terms of the Registration Rights Agreement; and
WHEREAS, on the date hereof, Ares has acquired Warrants to purchase 1,527,560 shares of Common Stock from the Company and OT Aggregator has acquired Warrants to purchase 1,018,374 shares of Common Stock from the Company and the Company has agreed to add Ares and OT Aggregator as parties to the Registration Rights Agreement, and each of Ares and OT Aggregator agree to do so in accordance with the terms hereof.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:
Section 1.    Amendment

1.1    Section 1.1 of the Registration Rights Agreement is amended by adding, in the appropriate alphabetical order, the following definitions:
“Ares Registrable Securities” means (i) the shares of Common Stock issuable upon exercise of the Warrants issued by the Company on a private placement basis pursuant to the Equity Commitment Agreement from time to time and held by Ares Special Situations Fund IV, L.P. and its Permitted Transferees and (ii) all other securities issued in respect of such Common Stock or into which such Common Stock is later reclassified.
“Equity Commitment Agreement” means the Equity Commitment Agreement, dated as of May 14, 2019, by and among the Company, Ares Special Situations Fund IV, L.P. and OT POF IEA Preferred B Aggregator, L.P., as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“OT Aggregator Registrable Securities” means (i) the shares of Common Stock issuable upon exercise of the Warrants issued by the Company on a private placement basis pursuant to the Equity Commitment Agreement from time to time and held by OT POF IEA Preferred B Aggregator, L.P. and its Permitted Transferees and (ii) all other securities issued in respect of such Common Stock or into which such Common Stock is later reclassified.

1.2    Section 1.1 of the Registration Rights Agreement is amended by deleting the following definitions in their entirety and inserting the following new definitions in lieu thereof:
“Holders” means the holders of Seller Registrable Securities, Sponsor Registrable Securities, Other Registrable Securities and Ares Registrable Securities, and the term “Holder” means any such Person.
“Registrable Securities” means the Seller Registrable Securities, Sponsor Registrable Securities, Other Registrable Securities, Subscriber Registrable Securities and Ares Registrable Securities; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (a) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (b) such Registrable Securities have been disposed of pursuant to Rule 144(i) or Rule 145 of the Securities Act (or any successor rule) or (c) such securities may be sold pursuant to Rule 144 of the Securities Act (including, for the avoidance of doubt, Rule 144(i))(or any similar provisions in force) without regard to volume or manner of sale limitations and represent beneficial ownership of less than 1.0% of the outstanding Common Stock on an Aggregate Basis.
“Seller Registrable Securities” means (i) all Common Stock (including any shares of the Common Stock issued or issuable upon conversion of the Preferred Stock or exercise of the Warrants), (ii) Warrants and (iii) and all other securities issued in respect of such Common Stock or Warrants or into which such Common Stock or Warrants are later converted or reclassified, in each case of clauses (i)-(iii), in each case held by (a) the Seller, (b) any fund managed by or under common management with, the GFI Representative and (c) any Affiliate of the foregoing, whether now owned or hereafter acquired, and their respective Permitted Transferees. For the avoidance of doubt, the Seller Registrable Securities include the OT Aggregator Registrable

Securities.

1.3    Section 2.2(e) of the Registration Rights Agreement is amended and restated in its entirety as follows:
(e) Subsequent Shelf Registration. After the Registration Statement with respect to a Shelf Registration is declared effective, upon written request by one or more Holders (which written request shall specify the amount of such Holders’ Registrable Securities to be registered), the Company shall, as permitted by SEC Guidance, (i) as promptly as practicable after receiving a request from a Holder that is a Permitted Transferee of a former Holder of Shelf Registrable Securities, file a prospectus supplement to include such Permitted Transferee as a selling stockholder in such Registration Statement, (ii) if it is a Well-Known Seasoned Issuer and such Registration Statement is an unallocated Automatic Shelf Registration Statement to which additional selling stockholders may be added by means of a prospectus supplement under Rule 430B, as promptly as practicable after receiving such request, file a prospectus supplement to include such Holders as selling stockholders in such Registration Statement, (iii) as promptly as practicable after the issuance of any Ares Registrable Securities or OT Aggregator Registrable Securities under the Equity Commitment Agreement, file a post-effective amendment to the Registration Statement (or prospectus supplement or other document permitted by SEC Guidance, if it is a Well-Known Seasoned Issuer) or a new Shelf Registration Statement, as applicable, to include the Holders of Ares Registrable Securities and OT Aggregator Registrable Securities in such Shelf Registration and Register the Ares Registrable Securities and the OT Aggregator Registrable Securities and use its commercially reasonable efforts to have such post-effective amendment or new Shelf Registration Statement declared effective or (iv) otherwise, as promptly as practicable after the date the Registrable Securities requested to be registered pursuant to this Section 2.2(e) that have not already been so registered represent more than 1.5% of the outstanding Registrable Securities, file a post-effective amendment to the Registration Statement or a new Shelf Registration Statement, as applicable, to include such Holders in such Shelf Registration and use its commercially reasonable efforts to have such post-effective amendment or new Shelf Registration Statement declared effective. To the extent that any Registration Statement with respect to a Shelf Registration is expected to no longer be usable for the resale of Registrable Securities registered thereon (“Remaining Registrable Securities”) pursuant to SEC Guidance, the Company shall, not later than 90 days prior to the date such Registration Statement is expected to no longer be usable, use its commercially reasonable efforts to prepare and file a new Registration Statement with respect to such Shelf Registration, as if the holders of such Remaining Registrable Securities had requested a Shelf Registration with respect thereto pursuant to Section 2.2(a) and perform all actions required under this Agreement with respect to such Shelf Registration.

Section 2.    Agreement to be Bound. Each of Ares and OT Aggregator hereby (i) acknowledges that it has received and reviewed a complete copy of the Registration Rights Agreement and (ii) agrees that upon execution of this Amendment, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed a Holder for all purposes thereof.

Section 3.    Notices. For purposes of Section 3.1 of the Registration Rights Agreement, all notices, demands or other communications to Ares and OT Aggregator shall be directed to:

(a)If to Ares:

c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Email: sgraves@aresmgmt.com
Attention: Scott Graves

with copies (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:    Kenneth Schneider, Esq.
Chaim P. Theil, Esq.
Tel:         (212) 373-3303
(212) 373-3448
Email:        kschneider@paulweiss.com
lwee@paulweiss.com

(b)If to OT Aggregator:

333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Email: ischapiro@oaktreecapital.com
pjonna@oaktreecapital.com
Attention: Ian Schapiro
Peter Jonna

with copies (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:    Ellen N. Ching, Esq.
Tel:         (212) 373-3241
Email:        eching@paulweiss.com

Section 4.    Miscellaneous.

4.1    THIS AMENDMENT AND ANY CLAIM OR CONTROVERSY HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, EXCEPT FOR MATTERS DIRECTLY IN THE PURVIEW OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE “DGCL”), WHICH MATTERS SHALL BE GOVERNED BY THE DGCL.

4.2    THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE AFFAIRS OF THE COMPANY. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT THEY ARE NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

4.3    TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

4.4    Headings. The section headings of this Amendment are included for reference purposes only and shall not affect the construction or interpretation of any of the provisions of this Amendment.

4.5    Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which will constitute one agreement. Execution and delivery of this Amendment by exchange of electronically transmitted counterparts bearing the signature of a party hereto will be equally as effective as delivery of a manually executed counterpart of such party hereto. This Amendment and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or scanned pages via electronic mail, will be treated in all manner and respect as an original contract and will be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such contract, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such contract will raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of facsimile machine or email as a defense to the formation of a contract and each such party forever waives any such defense.

Section 5.    Continuing Effect.

Except as provided herein, the provisions of the Registration Rights Agreement shall remain in full force and effect in accordance with the terms thereof.

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IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Amendment on the date first written above.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. (F/K/A M III ACQUISITION CORP.)

By:	/s/ Gil Melman
Name:	Gil Melman
Title:	Vice President, General Counsel and Secretary

INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC (as Holder of a majority of the Registrable Securities)

By:	/s/ Ian Schapiro
Name:	Ian Schapiro
Title:	Authorized Signatory

Ares Special Situations Fund IV, L.P., as a Holder
By: ASSF Operating Manager IV, L.P., its manager

By: /s/ Jeff Moore
Name: Jeff Moore
Title: Authorized Signatory

OT POF IEA Preferred B Aggregator,
L.P., as a Holder

By: OT POF IEA Preffered B Aggregator GP, LLC
Its: General Partner

By: Oaktree Power Opportunities Fund III Delaware, L.P.
Its: Managing Member

By: Oaktree Power Opportunities Fund III GP, L.P.
Its: General Partner

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.

Its: Managing Member

By: /s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

By: /s/ Peter Jonna
Name: Peter Jonna
Title: Authorized Signatory